Exhibit 99.1

FireEye Reports Financial Results for Second Quarter 2020

•Record Q2 revenue of $230 million, an increase of 6 percent from the second quarter of 2019
•All-time record non-GAAP operating income, net income, and earnings per share1
•All-time record annualized recurring revenue of $598 million ending Q2, an increase of 8 percent compared to the end of the second quarter of 20192
•Continued shift to cloud-based solutions as Platform, cloud subscription and managed services annualized recurring revenue of $302 million ending Q2 increased 27 percent compared to the end of the second quarter of 2019 and eclipsed Product and related subscription and support annualized recurring revenue for the first time2

MILPITAS, Calif. – July 28, 2020 – FireEye, Inc. (NASDAQ: FEYE), the intelligence-led security company, today announced financial results for the second quarter ended June 30, 2020.
“The steps we have taken to accelerate our transformation to a security-as-a-service company resulted in record second quarter revenue and our highest ever non-GAAP profitability,” said Kevin Mandia, FireEye chief executive officer. “Growing adoption of our validation platform, cloud-based security products and intelligence solutions, combined with improved net retention in our appliance-based security controls business, drove annualized recurring revenue to record levels.”
“Cyber security remains a top spending priority for organizations worldwide, and the uncertainty of the current environment is creating opportunities for solutions that allow customers to purchase exactly what they need, when they need it,” added Mandia. “We know more about cyber threats and threat actors than any other company in our industry, and we continue to invest in solutions that make our knowledge and expertise available on demand and immediately actionable for our customers.”
Second Quarter 2020 Financial Results

	Q2 2020	Q2 2019	Y/Y change
Revenue	$230 million	$218 million	+6%
Annualized recurring revenue[2]	$598 million	$552 million	+8%
GAAP gross margin	65%	64%	+1 pt
Non-GAAP gross margin[1]	72%	72%	–
GAAP operating margin	(17)%	(26)%	+9 pts
Non-GAAP operating margin[1]	10%	(1)%	+11 pts
GAAP net income (loss) per share, basic and diluted	$(0.24)	$(0.33)	+$0.09
Non-GAAP net income (loss) per share, basic and diluted[1]	$0.09	$(0.01)	+$0.10
Cash flow provided (used) by operating activities	$15 million	$(15) million	$30 million
Capital expenditures	$6 million	$15 million	$(9) million
1 A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures.”
2 Annualized recurring revenue is defined as the annualized run-rate of active term licenses, subscriptions, and support contracts at the end of a reporting period.

Third Quarter and Updated 2020 Outlook
FireEye provides guidance based on current market conditions and expectations. The company emphasizes that the guidance is subject to various important cautionary factors referenced in the section entitled "Forward-Looking Statements" below, including risks and uncertainties associated with the COVID-19 pandemic.

	Q3 2020 Outlook	Updated 2020 Outlook
Revenue	$225 - $229 million	$905 - $925 million
Non-GAAP gross margin	70% - 71%	70.5% - 71.5%
Non-GAAP operating margin	7.5% - 8.5%	6.5% - 7.5%
Net interest income (expense)	$0 - $(1) million	$(2) - $(3) million
Provision for non-GAAP income taxes	$1.5 - $2.0 million	$4 - $6 million
Weighted average shares outstanding, diluted	227 million	227 million
Non-GAAP net income per share, diluted	$0.06 - $0.08	$0.22 - $0.26
Capital expenditures	~ $7 million	$30 - $35 million

Guidance for non-GAAP financial measures excludes stock-based compensation, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, restructuring charges, non-cash interest expense related to the company’s convertible senior notes, and other non-recurring items. A reconciliation of non-GAAP guidance measures to the most directly comparable GAAP financial measures is not available on a forward-looking basis due to the uncertainty regarding, and the potential variability of, the amounts of stock-based compensation expense, amortization of intangible assets, and non-recurring expenses that may be incurred in the future. Stock-based compensation expense is impacted by the company’s future hiring and retention needs, as well as the future fair market value of the company’s common stock, all of which are difficult to predict and subject to constant change. The actual amount of stock-based compensation expense in the third quarter of 2020 and full year 2020 will have a significant impact on the company’s GAAP operating margin and net loss per share. Further, amortization of intangible assets, as well as other non-recurring expenses, if any, will also impact results. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the most directly comparable GAAP financial measures for future periods is not available without unreasonable effort.
Conference Call Information
FireEye will host a conference call today, July 28, 2020, at 5 p.m. Eastern time (2 p.m. Pacific time) to discuss its second quarter financial results and the company’s outlook for the third quarter and full year 2020. Interested parties may access the conference call by dialing 877-312-5521 (domestic) or 678-894-3048 (international). A live audio webcast of the call can be accessed from the Investor Relations section of the company's website at https://investors.fireeye.com. An archived version of the webcast will be available at the same website shortly after the conclusion of the live event.
Forward-Looking Statements
This press release contains forward-looking statements, including statements related to future financial results for the third quarter and full year 2020, including revenue, non-GAAP gross margin, non-GAAP operating margin, net interest income and expense, provision for non-GAAP income taxes, weighted average shares outstanding, non-GAAP net income per share, and capital expenditures in the section entitled “Third Quarter and Updated 2020 Outlook” above, as well as statements regarding opportunities and continued investments.
These forward-looking statements involve risks and uncertainties, as well as assumptions which, if they do not fully materialize or prove incorrect, could cause FireEye’s results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause FireEye’s results to differ materially from those expressed or implied by such forward-looking statements include customer demand and adoption of FireEye’s products, solutions and services; real or perceived defects, errors or vulnerabilities in FireEye's products, solutions or services; any delay in the release of FireEye's new products, solutions or services; FireEye's ability to realize the expected benefits resulting from its first half 2020 restructuring plans; the potential disruption or perception of disruption to FireEye's business due to the restructuring plans; the impact of the COVID-19 pandemic on FireEye's business, results of operations, liquidity and capital resources; FireEye's ability to react to trends and challenges in its business and the markets in which it operates; FireEye's ability to anticipate market needs or develop new or enhanced products, solutions and services to meet those needs; FireEye’s ability to hire and retain key executives and employees; FireEye’s ability to attract new and retain existing customers and train its sales force; the budgeting cycles, seasonal buying patterns and length of FireEye’s sales cycle; risks associated with new offerings; sales and marketing execution risks; the failure to achieve expected synergies and efficiencies of operations between FireEye and its acquired companies; the ability of FireEye and its acquired companies to successfully integrate their respective market opportunities, technologies, products, personnel and operations; the ability of FireEye and its partners to execute their strategies, plans, objectives and expected investments with respect to FireEye’s partnerships; and general market, political, economic, and business conditions, as well as those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and

Analysis of Financial Condition and Results of Operations” in FireEye’s Form 10-Q filed with the Securities and Exchange Commission on May 1, 2020, which should be read in conjunction with these financial results and is available on the Investor Relations section of FireEye’s website at investors.fireeye.com and on the SEC website at www.sec.gov.
All forward-looking statements in this press release are based on information available to the company as of the date hereof, and FireEye does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. Any future product, service, feature, or related specification that may be referenced in this release is for informational purposes only and is not a commitment to deliver any offering, technology or enhancement. FireEye reserves the right to modify future product or service plans at any time.
Non-GAAP Financial Measures
In this release FireEye has provided financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). These non-GAAP financial measures are not based on any standardized methodology and are not necessarily comparable to similar measures used by other companies. The company uses these non-GAAP financial measures internally in analyzing its financial results and believes the use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends, and in comparing the company's financial results with other companies in its industry, many of which present similar non-GAAP financial measures.
Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial information prepared in accordance with GAAP and should be read only in conjunction with the company's consolidated financial statements prepared in accordance with GAAP. A reconciliation of the company's non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.
Non-GAAP gross margin, operating income (loss), operating margin, net income (loss), and net income (loss) per basic and diluted share. FireEye defines non-GAAP gross margin as total gross profit excluding stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, and, as applicable, other special or non-recurring items, divided by total revenue.
FireEye defines non-GAAP operating income (loss) as operating income (loss) excluding stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, acquisition-related expenses, restructuring charges, and other special or non-recurring items. FireEye defines non-GAAP operating margin as non-GAAP operating income (loss) divided by total revenue.
FireEye defines non-GAAP net income (loss) as net income (loss) excluding stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, acquisition-related expenses, restructuring charges, other special or non-recurring items, non-cash interest expense related to the company’s convertible senior notes, and discrete tax provision (benefits). FireEye defines non-GAAP net income per diluted share as non-GAAP net income divided by weighted average diluted shares outstanding. Weighted average diluted shares used to calculate non-GAAP net income per diluted share excludes shares issuable upon conversion of the company's convertible senior notes that are anti-dilutive. FireEye defines non-GAAP net loss per share as non-GAAP net loss divided by weighted average basic shares outstanding, which excludes stock options, restricted stock units, performance stock units, and shares issuable upon conversion of the company's convertible senior notes that are anti-dilutive.
Non-GAAP net income and net income per diluted share in the second quarter of 2020 excluded stock-based compensation expense, amortization of intangible assets, amortization of stock-based compensation expense capitalized in software development costs, restructuring charges, non-cash interest expense related to convertible senior notes issued in June 2015 and the second quarter of 2018, and discrete benefit from income taxes. Weighted average diluted shares outstanding used to calculate non-GAAP net income per diluted share excluded shares issuable upon conversion of the company's convertible senior notes that were anti-dilutive.
Non-GAAP net loss and net loss per share in the second quarter of 2019 excluded stock-based compensation expense, amortization of intangible assets, amortization of stock-based compensation expense capitalized in software development costs, acquisition related expenses, non-cash interest expense related to convertible senior notes issued in June 2015 and the second quarter of 2018, and discrete provision for income taxes. Weighted average basic shares outstanding used to calculate non-GAAP net loss per share excluded stock options, restricted stock units, performance stock units, and shares issuable upon conversion of the company's convertible senior notes that were anti-dilutive.

FireEye considers these non-GAAP financial measures to be useful metrics for management and investors because they exclude the effect of stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, acquisition related expenses, non-cash interest expense related to the company’s convertible senior notes, restructuring charges, and other non-recurring and discrete items so that management and investors can compare the company's core business operating results over multiple periods.
There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. First, these non-GAAP financial measures exclude stock-based compensation expense. Stock-based compensation is an important part of FireEye employees' overall compensation and has been, and will continue to be for the foreseeable future, a significant recurring expense in the company's business. Second, the components of the costs that FireEye excludes in its calculation of these non-GAAP financial measures, including not only stock-based compensation, but also amortization of stock-based compensation expense capitalized in software development costs, non-recurring or non-operating items such as acquisition related expenses, amortization of intangible assets, non-cash interest expense related to the company’s convertible senior notes, restructuring charges, and discrete tax provision (benefits), may differ from the components excluded by peer companies when they report their non-GAAP results of operations. FireEye compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP financial measures and evaluating non-GAAP financial measures together with their nearest GAAP equivalents.
About FireEye, Inc.
FireEye is the intelligence-led security company. Working as a seamless, scalable extension of customer security operations, FireEye offers a single platform that blends innovative security technologies, nation-state grade threat intelligence, and world-renowned Mandiant® consulting. With this approach, FireEye eliminates the complexity and burden of cyber security for organizations struggling to prepare for, prevent, and respond to cyber attacks. FireEye has over 9,300 customers across 103 countries, including more than 50 percent of the Forbes Global 2000.
© 2020 FireEye, Inc. All rights reserved. FireEye and Mandiant are registered trademarks or trademarks of FireEye, Inc. in the United States and other countries. All other brands, products, or service names are or may be trademarks or service marks of their respective owners.
Media inquiries:
Media.Relations@fireeye.com
Investor inquiries:
Investor.Relations@fireeye.com
Source: FireEye

FireEye, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands)

	June 30, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$404,346	$334,603
Short-term investments	509,858	704,955
Accounts receivable, net	119,842	171,459
Inventories	5,440	5,892
Prepaid expenses and other current assets	94,654	96,827
Total current assets	1,134,140	1,313,736
Property and equipment, net	87,405	93,812
Operating lease right-of-use assets, net	54,572	58,758
Goodwill	1,213,454	1,205,292
Intangible assets, net	116,864	134,420
Deposits and other long-term assets	74,998	84,468
TOTAL ASSETS	$2,681,433	$2,890,486

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$10,733	$26,271
Operating lease liabilities, current	18,545	18,437
Accrued and other current liabilities	19,726	24,496
Accrued compensation	71,423	59,513
Convertible senior notes, current, net	—	117,288
Deferred revenue, current	563,190	603,944
Total current liabilities	683,617	849,949
Convertible senior notes, non-current, net	938,536	893,273
Deferred revenue, non-current	329,656	370,623
Operating lease liabilities, non-current	64,611	70,481
Other long-term liabilities	4,654	4,494
Total liabilities	2,021,074	2,188,820
Stockholders' equity:
Common stock	22	22
Additional paid-in capital	3,470,503	3,457,359
Treasury stock	(80,000)	(150,000)
Accumulated other comprehensive income (loss)	6,311	1,180
Accumulated deficit	(2,736,477)	(2,606,895)
Total stockholders’ equity	660,359	701,666
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,681,433	$2,890,486

FireEye, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenue:
Product, subscription and support	$177,305	$174,102	$351,388	$344,005
Professional services	52,595	43,506	103,234	84,147
Total revenue	229,900	217,608	454,622	428,152
Cost of revenue: (1)(2)(3)
Product, subscription and support	54,026	53,198	107,162	101,666
Professional services	26,967	24,195	55,417	47,295
Total cost of revenue	80,993	77,393	162,579	148,961
Total gross profit	148,907	140,215	292,043	279,191
Operating expenses:
Research and development (1)(2)(3)	60,596	67,538	128,099	134,933
Sales and marketing (1)(2)	90,042	101,494	190,242	205,390
General and administrative (1)	25,281	27,926	52,710	55,302
Restructuring charges (4)	12,558	—	23,532	3,799
Total operating expenses	188,477	196,958	394,583	399,424
Operating loss	(39,570)	(56,743)	(102,540)	(120,233)
Other expense, net (5)	(12,612)	(10,040)	(25,023)	(19,743)
Loss before income taxes	(52,182)	(66,783)	(127,563)	(139,976)
Provision for income taxes (6)	1,094	540	2,019	2,722
Net loss	$(53,276)	$(67,323)	$(129,582)	$(142,698)
Net loss per share, basic and diluted	$(0.24)	$(0.33)	$(0.59)	$(0.71)
Weighted average shares used in per share calculations, basic and diluted	221,352	204,109	219,570	201,001

FireEye, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Six Months Ended June 30,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(129,582)	$(142,698)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	47,738	48,102
Stock-based compensation	73,224	80,474
Non-cash interest expense related to convertible senior notes	24,367	23,700
Deferred income taxes	154	(18)
Other	6,608	637
Changes in operating assets and liabilities, net of assets acquired and liabilities assumed in business acquisitions:
Accounts receivable	50,320	32,860
Inventories	(15)	(243)
Prepaid expenses and other assets	13,137	3,959
Accounts payable	(12,971)	4,415
Accrued liabilities	(6,073)	(3,566)
Accrued compensation	11,910	(8,704)
Deferred revenue	(81,721)	(24,830)
Other long-term liabilities	(6,862)	(4,564)
Net cash provided by (used in) operating activities	(9,766)	9,524
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment and demonstration units	(17,556)	(28,240)
Purchases of short-term investments	(106,631)	(258,104)
Proceeds from maturities of short-term investments	277,749	311,905
Proceeds from sales of short-term investments	28,208	—
Business acquisitions, net of cash acquired	(12,948)	(127,249)
Purchase of investment in privately held company	(1,000)	—
Lease deposits	87	426
Net cash provided by (used in) investing activities	167,909	(101,262)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repurchase of convertible senior notes	(96,392)	—
Payment related to shares withheld for taxes	(8,039)	—
Proceeds from employee stock purchase plan	12,300	12,315
Proceeds from exercise of equity awards	3,731	1,495
Net cash provided by (used in) financing activities	(88,400)	13,810
Net change in cash and cash equivalents	69,743	(77,928)
Cash and cash equivalents, beginning of period	334,603	409,829
Cash and cash equivalents, end of period	$404,346	$331,901

FireEye, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
GAAP operating loss	$(39,570)	$(56,743)	$(102,540)	$(120,233)
Stock-based compensation expense (1)	37,046	40,151	73,224	80,474
Amortization of stock-based compensation capitalized in software development costs (3)	1,084	847	2,110	1,640
Amortization of intangible assets (2)	11,245	12,952	23,205	25,078
Acquisition related expenses (4)	—	597	—	597
Restructuring charges (5)	12,558	—	23,532	3,799
Non-GAAP operating income (loss)	$22,363	$(2,196)	$19,531	$(8,646)
GAAP gross margin	65%	64%	64%	65%
Stock-based compensation expense (1)	4%	4%	4%	4%
Amortization of intangible assets (2)	3%	4%	3%	4%
Non-GAAP gross margin	72%	72%	71%	73%
GAAP operating margin	(17)%	(26)%	(23)%	(28)%
Stock-based compensation expense (1)	17%	19%	16%	19%
Amortization of intangible assets (2)	5%	6%	5%	6%
Restructuring charges (5)	5%	—%	5%	1%
Non-GAAP operating margin	10%	(1)%	3%	(2)%
GAAP net loss	$(53,276)	$(67,323)	$(129,582)	$(142,698)
Stock-based compensation expense (1)	37,046	40,151	73,224	80,474
Amortization of stock-based compensation capitalized in software development costs (3)	1,084	847	2,110	1,640
Amortization of intangible assets (2)	11,245	12,952	23,205	25,078
Acquisition related expenses (4)	—	597	—	597
Restructuring charges (5)	12,558	—	23,532	3,799
Non-cash interest expense related to convertible senior notes (6)	12,002	11,922	24,367	23,700
Adjustment to provision (benefit) from income taxes (7)	—	(834)	(315)	(223)
Non-GAAP net income (loss)	$20,659	$(1,688)	$16,541	$(7,633)
GAAP net loss per common share, basic and diluted	$(0.24)	$(0.33)	$(0.59)	$(0.71)
Stock-based compensation expense (1)	0.17	0.20	0.33	0.40
Amortization of stock-based compensation capitalized in software development costs (3)	—	—	0.01	0.01
Amortization of intangible assets (2)	0.05	0.06	0.11	0.12
Acquisition related expenses (4)	—	—	—	—
Restructuring charges (5)	0.06	—	0.11	0.02
Non-cash interest expense related to convertible senior notes (6)	0.05	0.06	0.11	0.12
Adjustment to provision (benefit) from income taxes (7)	—	—	—	—
Non-GAAP net income (loss) per common share, basic	$0.09	$(0.01)	$0.08	$(0.04)
Non-GAAP net income (loss) per common share, diluted	$0.09	$(0.01)	$0.07	$(0.04)
Weighted average shares used in per share calculation for GAAP, basic and diluted	221,352	204,109	219,570	201,001
Weighted average shares used in per share calculation for Non-GAAP, basic	221,352	204,109	219,570	201,001
Weighted average shares used in per share calculation for Non-GAAP, diluted	223,263	204,109	222,664	201,001

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019

(1) Includes stock-based compensation expense as follows:
Cost of product, subscription and support revenue	$4,051	$3,964	$7,792	$7,911
Cost of professional services revenue	4,450	3,641	8,351	7,350
Research and development expense	9,861	11,889	21,406	24,313
Sales and marketing expense	11,410	13,227	22,896	25,767
General and administrative expense	6,981	7,430	12,486	15,133
Restructuring charges	293	—	293	—
Total stock-based compensation expense	$37,046	$40,151	$73,224	$80,474

(2) Includes amortization of intangible assets as follows:
Cost of product, subscription and support revenue	$7,009	$8,947	$14,739	$17,176
Research and development expense	109	109	218	227
Sales and marketing expense	4,127	3,896	8,248	7,675
Total amortization of intangible assets	$11,245	$12,952	$23,205	$25,078

(3) Includes amortization of stock-based compensation capitalized in software development costs as follows:
Cost of product, subscription and support revenue	$60	$196	$114	$399
Cost of professional services revenue	30	97	57	199
Research and development expense	994	554	1,939	1,042
Total amortization of stock-based compensation capitalized in software development costs	$1,084	$847	$2,110	$1,640

(4) Includes acquisition related expenses as follows:
General and administrative expense	$—	$597	$—	$597

(5) Includes restructuring charges as follows:
Restructuring charges	$12,558	$—	$23,532	$3,799

(6) Includes non-cash interest expense related to convertible senior notes as follows:
Other expense, net	$12,002	$11,922	$24,367	$23,700

(7) Includes income tax effect of non-GAAP adjustments as follows:
Benefit from income taxes	$—	$(834)	$(315)	$(223)

FireEye, Inc.
REVENUE BREAKOUT
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Product and related subscription and support revenue	$103,804	$117,490	$209,492	$235,938
Platform, cloud subscription and managed services revenue	73,501	56,612	141,896	108,067
Product, subscription and support revenue	177,305	174,102	351,388	344,005
Professional services revenue	52,595	43,506	103,234	84,147
Total revenue	$229,900	$217,608	$454,622	$428,152

ANNUALIZED RECURRING REVENUE BREAKOUT
(Unaudited, in thousands)

	As of June 30,
	2020	2019
Product and related subscription and support	$295,850	$313,135
Platform, cloud subscription and managed services	302,231	238,724
Total annualized recurring revenue	$598,081	$551,859